UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 19, 2005

Date of report (Date of earliest event reported)

SL GREEN REALTY CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13199	13-3956775
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

420 Lexington Avenue New York, New York		10170
(Address of Principal Executive Offices)		(Zip Code)

(212) 594-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The adoption of SL Green Realty Corp.’s (the “Company”) 2005 Stock Option and Incentive Plan (the “2005 Plan”) was approved by the affirmative vote of a majority of the common stock of the Company present or represented by proxy and entitled to vote at the Company’s Annual Meeting of Stockholders held on May 19, 2005.  The Company grants awards to its directors, executive officers and employees under the 2005 Plan.

The 2005 Plan and forms of award agreements for nonqualified stock options, restricted stock and other equity awards pursuant to the 2005 Plan are attached hereto as exhibits and hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

10.1	2005 Stock Option and Incentive Plan

10.2	Form of Stock Option Award

10.3	Form of Restricted Stock Award

10.4	Form of Equity Award

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2005

By:	/s/ Gregory F. Hughes
	Name:	Gregory F. Hughes
	Title:	Chief Financial Officer